                                                                       EXHIBIT A

                                     CLASS A

                                DISTRIBUTION PLAN


      The following Distribution Plan (the "Plan") has been adopted pursuant to Rule l2b-l under the Investment Company Act of 1940, as amended (the "Act"), by Voyageur Insured Funds (the "Trust"), separately for each Series of the Trust identified on Schedule I as amended from time to time (the "Series") on behalf of the A Class shares of each such Series identified on Schedule I as amended from time to time (the "Class"), which Trust, Series and Classes may do business under these or such other names as the Board of Trustees of the Trust may designate from time to time. The Plan has been approved by a majority of the Board of Trustees, including a majority of the Trustees who are not interested persons of the Trust and who have no direct or indirect financial interest in the operation of the Plan or in any agreements related thereto ("non-interested Trustees"), cast in person at a meeting called for the purpose of voting on such Plan. Such approval by the Trustees included a determination that in the exercise of reasonable business judgment and in light of their fiduciary duties, there is a reasonable likelihood that the Plan will benefit each such Series and shareholders of each such Class.

      The Trust is a business trust organized under the laws of the State of Delaware, is authorized to issue different series and classes of securities and is an open-end management investment company registered under the Act. Delaware Distributors, L.P. (the "Distributor") is the principal underwriter and national distributor for the Series' shares, including shares of the Class, pursuant to the Distribution Agreement between the Distributor and the Trust on behalf of each Series ("Distribution Agreement").

      The Plan provides that:

      l. The Trust shall pay to the Distributor, out of the assets of a particular Class, a monthly fee not to exceed the fee rate set forth on Schedule I for such Class as may be determined by the Trust's Board of Trustees from time to time. Such monthly fee shall be reduced by the aggregate sums paid by the Trust on behalf of the Series to persons other than broker-dealers (the "Service Providers") who may, pursuant to servicing agreements, provide to the Series services in the Series' marketing of shares of the Class.

      2. (a) The Distributor shall use the monies paid to it pursuant to paragraph l above to furnish, or cause or encourage others to furnish, services and incentives in connection with the promotion, offering and sale of the relevant Class shares and, where suitable and appropriate, the retention of such Class shares by shareholders.

            (b) The Service Providers shall use the monies paid respectively to them to reimburse themselves for the actual costs they have incurred in confirming that their customers have received the Prospectus and Statement of Additional Information, if applicable, and as a fee for (l) assisting such customers in maintaining proper records with the Trust, (2) answering questions relating to their respective accounts, and (3) aiding in maintaining the investment of their respective customers in the Class.

      3. The Distributor shall report to the Trust at least monthly on the amount and the use of the monies paid to it under the Plan. The Service Providers shall inform the Trust monthly and in writing of the amounts each claims under the Plan; both the Distributor and the Service Providers shall furnish the Board of Trustees of the Trust with such other information as the Board may reasonably request in connection with the payments made under the Plan and the use thereof by the Distributor and the Service Providers, respectively, in order to enable the Board to make an informed determination of the amount of the Trust" payments with respect to each Class and whether the Plan should be continued with respect to each Class.

      4. The officers of the Trust shall furnish to the Board of Trustees of the Trust, for their review, on a quarterly basis, a written report of the amounts expended under the Plan with respect to each Class and the purposes for which such expenditures were made.

      5. This Plan shall take effect with respect to the A Class of a particular Series as of the effective date set forth on Schedule I (the "Commencement Date"); thereafter, the Plan shall continue in effect with respect to the A Class of a particular Series for a period of more than one year from the Commencement Date only so long as such continuance is specifically approved at least annually by a vote of the Board of Trustees of the Trust, and of the non-interested Trustees, cast in person at a meeting called for the purpose of voting on such Plan.

      6.    (a)   The Plan may be terminated as to the A Class of any particular
                  Series at any time by vote of a majority of the non-interested
                  Trustees or by vote of a majority of the outstanding voting securities of such Class.

            (b) The Plan may not be amended as to the A Class of any particular Series to increase materially the amount to be spent for distribution pursuant to paragraph l hereof without approval by the shareholders of such Class.

      7. All material amendments to this Plan shall be approved by the non-interested Trustees in the manner described in paragraph 5 above.

      8. So long as the Plan is in effect, the selection and nomination of the Trust's non-interested Trustees shall be committed to the discretion of such non-interested Trustees.

      9. The definitions contained in Sections 2(a)(19) and 2(a)(42) of the Act shall govern the meaning of "interested person(s)" and "vote of a majority of the outstanding voting securities," respectively, for the purposes of this Plan.

      This Plan shall take effect on the Commencement Date, as previously defined.

April 19, 2001

                                                                       EXHIBIT B

                                     CLASS B

                                DISTRIBUTION PLAN


      The following Distribution Plan (the "Plan") has been adopted pursuant to Rule l2b-l under the Investment Company Act of 1940, as amended (the "Act"), by Voyageur Insured Funds (the "Trust"), separately for each Series of the Trust identified on Schedule I as amended from time to time (the "Series") on behalf of the B Class shares of each such Series identified on Schedule I as amended from time to time (the "Class"), which Trust, Series and Classes may do business under these or such other names as the Board of Trustees of the Trust may designate from time to time. The Plan has been approved by a majority of the Board of Trustees, including a majority of the Trustees who are not interested persons of the Trust and who have no direct or indirect financial interest in the operation of the Plan or in any agreements related thereto ("non-interested Trustees"), cast in person at a meeting called for the purpose of voting on such Plan. Such approval by the Trustees included a determination that in the exercise of reasonable business judgment and in light of their fiduciary duties, there is a reasonable likelihood that the Plan will benefit each such Series and shareholders of each such Class.

      The Trust is a business trust organized under the laws of the State of Delaware, is authorized to issue different series and classes of securities and is an open-end management investment company registered under the Act. Delaware Distributors, L.P. (the "Distributor") is the principal underwriter and national distributor for the Series' shares, including shares of the Class, pursuant to the Distribution Agreement between the Distributor and the Trust on behalf of each Series ("Distribution Agreement").

      The Plan provides that:

      l.    (a)   The Trust shall pay to the Distributor, out of the assets of a particular Class, a monthly fee not to exceed the fee rate set forth on Schedule I for such Class as may be determined by the Trust's Board of Trustees from time to time.

            (b) In addition to the amounts described in (a) above, the Trust shall pay (i) to the Distributor for payment to dealers or others, or (ii) directly to others, an amount not to exceed the service fee rate set forth on
Schedule I for such Class, as a service fee pursuant to dealer or servicing agreements.

      2.    (a)   The Distributor shall use the monies paid to it pursuant to paragraph l (a) above to assist in the distribution and promotion of shares of the relevant Class. Payments made to the Distributor under the Plan may be used for, among other things, preparation and distribution of advertisements, sales literature and prospectuses and reports used for sales purposes, as well as compensation related to sales and marketing personnel, and holding special promotions. In addition, such fees may be used to pay for advancing the commission costs to dealers with respect to the sale of the relevant Class shares.

            (b) The monies to be paid pursuant to paragraph 1(b) above shall be used to pay dealers or others for, among other things, furnishing personal services and maintaining shareholder accounts, which services include confirming that customers have received the Prospectus and Statement of Additional Information, if applicable; assisting such customers in maintaining proper records with the Trust; answering questions relating to their respective accounts; and aiding in maintaining the investment of their respective customers in the relevant Class.

      3. The Distributor shall report to the Trust at least monthly on the amount and the use of the monies paid to it under paragraph 1(a) above. In addition, the Distributor and others shall inform the Trust monthly and in writing of the amounts paid under paragraph 1(b) above; both the Distributor and any others receiving fees under the Plan shall furnish the Board of Trustees of the Trust with such other information as the Board may reasonably request in connection with the payments made under the Plan with respect to each Class and the use thereof by the Distributor and others in order to enable the Board to make an informed determination of the amount of the Trust's payments and whether the Plan should be continued with respect to each Class.

      4. The officers of the Trust shall furnish to the Board of Trustees of the Trust, for their review, on a quarterly basis, a written report of the amounts expended under the Plan with respect to each Class and the purposes for which such expenditures were made.

      5. This Plan shall take effect with respect to the B Class of a particular Series as of the effective date set forth on Schedule I (the "Commencement Date"); thereafter, the Plan shall continue in effect with respect to the B Class of a particular Series for a period of more than one year from the Commencement Date only so long as such continuance is specifically approved at least annually by a vote of the Board of Trustees of the Trust, and of the non-interested Trustees, cast in person at a meeting called for the purpose of voting on such Plan.

      6.    (a)   The Plan may be terminated as to the B Class of any particular
Series at any time by vote of a majority of the non-interested Trustees or by vote of a majority of the outstanding voting securities of such Class.

            (b) The Plan may not be amended as to the B Class of any particular Series to increase materially the amount to be spent for distribution pursuant to paragraph l hereof without approval by the shareholders of such Class.

      7. All material amendments to this Plan shall be approved by the non-interested Trustees in the manner described in paragraph 5 above.

      8. So long as the Plan is in effect, the selection and nomination of the Trust's non-interested Trustees shall be committed to the discretion of such non-interested Trustees.

      9. The definitions contained in Sections 2(a)(19) and 2(a)(42) of the Act shall govern the meaning of "interested person(s)" and "vote of a majority of the outstanding voting securities," respectively, for the purposes of this Plan.

      This Plan shall take effect on the Commencement Date, as previously defined.

April 19, 2001

                                                                       EXHIBIT C

                                     CLASS C

                                DISTRIBUTION PLAN


      The following Distribution Plan (the "Plan") has been adopted pursuant to Rule l2b-l under the Investment Company Act of 1940, as amended (the "Act"), by Voyageur Insured Funds (the "Trust"), separately for each Series of the Trust identified on Schedule I as amended from time to time (the "Series") on behalf of the C Class shares of each such Series identified on Schedule I as amended from time to time (the "Class"), which Trust, Series and Classes may do business under these or such other names as the Board of Trustees of the Trust may designate from time to time. The Plan has been approved by a majority of the Board of Trustees, including a majority of the Trustees who are not interested persons of the Trust and who have no direct or indirect financial interest in the operation of the Plan or in any agreements related thereto ("non-interested Trustees"), cast in person at a meeting called for the purpose of voting on such Plan. Such approval by the Trustees included a determination that in the exercise of reasonable business judgment and in light of their fiduciary duties, there is a reasonable likelihood that the Plan will benefit each such Series and shareholders of each such Class.

      The Trust is a business trust organized under the laws of the State of Delaware, is authorized to issue different series and classes of securities and is an open-end management investment company registered under the Act. Delaware Distributors, L.P. (the "Distributor") is the principal underwriter and national distributor for the Series' shares, including shares of the Class, pursuant to the Distribution Agreement between the Distributor and the Trust on behalf of each Series ("Distribution Agreement").

      The Plan provides that:

      l.    (a)   The Trust shall pay to the Distributor, out of the assets of a particular Class, a monthly fee not to exceed the fee rate set forth on Schedule I for such Class as may be determined by the Trust's Board of Trustees from time to time.

            (b) In addition to the amounts described in (a) above, the Trust shall pay (i) to the Distributor for payment to dealers or others, or (ii) directly to others, an amount not to exceed the service fee rate set forth on
Schedule I for such Class, as a service fee pursuant to dealer or servicing agreements.

      2.    (a)   The Distributor shall use the monies paid to it pursuant to paragraph l (a) above to assist in the distribution and promotion of shares of the relevant Class. Payments made to the Distributor under the Plan may be used for, among other things, preparation and distribution of advertisements, sales literature and prospectuses and reports used for sales purposes, as well as compensation related to sales and marketing personnel, and holding special promotions. In addition, such fees may be used to pay for advancing the commission costs to dealers with respect to the sale of the relevant Class shares.

            (b) The monies to be paid pursuant to paragraph 1(b) above shall be used to pay dealers or others for, among other things, furnishing personal services and maintaining shareholder accounts, which services include confirming that customers have received the Prospectus and Statement of Additional Information, if applicable; assisting such customers in maintaining proper records with the Trust; answering questions relating to their respective accounts; and aiding in maintaining the investment of their respective customers in the relevant Class.

      3. The Distributor shall report to the Trust at least monthly on the amount and the use of the monies paid to it under paragraph 1(a) above. In addition, the Distributor and others shall inform the Trust monthly and in writing of the amounts paid under paragraph 1(b) above; both the Distributor and any others receiving fees under the Plan shall furnish the Board of Trustees of the Trust with such other information as the Board may reasonably request in connection with the payments made under the Plan with respect to each Class and the use thereof by the Distributor and others in order to enable the Board to make an informed determination of the amount of the Trust's payments and whether the Plan should be continued with respect to each Class.

      4. The officers of the Trust shall furnish to the Board of Trustees of the Trust, for their review, on a quarterly basis, a written report of the amounts expended under the Plan with respect to each Class and the purposes for which such expenditures were made.

      5. This Plan shall take effect with respect to the C Class of a particular Series as of the effective date set forth on Schedule I (the "Commencement Date"); thereafter, the Plan shall continue in effect with respect to the C Class of a particular Series for a period of more than one year from the Commencement Date only so long as such continuance is specifically approved at least annually by a vote of the Board of Trustees of the Trust, and of the non-interested Trustees, cast in person at a meeting called for the purpose of voting on such Plan.

      6.    (a)   The Plan may be terminated as to the C Class of any particular
                  Series at any time by vote of a majority of the non-interested
                  Trustees or by vote of a majority of the outstanding voting securities of such Class.

            (b) The Plan may not be amended as to the C Class of any particular Series to increase materially the amount to be spent for distribution pursuant to paragraph l hereof without approval by the shareholders of such Class.

      7. All material amendments to this Plan shall be approved by the non-interested Trustees in the manner described in paragraph 5 above.

      8. So long as the Plan is in effect, the selection and nomination of the Trust's non-interested Trustees shall be committed to the discretion of such non-interested Trustees.

      9. The definitions contained in Sections 2(a)(19) and 2(a)(42) of the Act shall govern the meaning of "interested person(s)" and "vote of a majority of the outstanding voting securities," respectively, for the purposes of this Plan.

      This Plan shall take effect on the Commencement Date, as previously defined.

April 19, 2001


                                      C-2